UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12000 AEROSPACE AVENUE, SUITE 400
HOUSTON, TEXAS 77034
(Address of principal executive offices)                                                                           (Zip Code)

(Registrant's telephone number, including area code): (832) 300-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On February 17, 2010, Cara Denver resigned from her position as a director of Mexican Restaurants, Inc. (the “Company”) effective February 17, 2010.  The Company’s board will be comprised of seven directors (including four independent directors), consisting of Larry N. Forehand, Thomas E. Martin, Michael D. Domec, Curt Glowacki, Louis P. Neeb, Joseph J. Fitzsimmons and Lloyd Fritzmeier.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXICAN RESTAURANTS, INC.

Date: February 22, 2010	By: /s/ Andrew J. Dennard
Name: Andrew J. Dennard Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary